Exhibit 99.1

M AY2019 Investor Presentation 1 Waddell & Reed Financial, Inc. (01/19)

Forward looking statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views and assumptions of management with respect to future events regarding our business and industry in general. These forward-looking statements include all statements, other than statements of historical fact, regarding our financial position, business strategy and other plans and objectives for future operations, including statements with respect to revenues and earnings, the amount and composition of assets under management, distribution sources, expense levels, redemption rates and the financial markets and other conditions. These statements are generally identified by the use of such words as "may," "could," "should," "would," "believe," "anticipate," "forecast," "estimate," "expect," "intend," "plan," "project," "outlook," "will," "potential" and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors, including but not limited to those discussed below. If one or more events related to these or other risks, contingencies or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from those forecasted or expected. Certain important factors that could cause actual results to differ materially from our expectations are disclosed in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2018, which include, without limitation: • • The loss of existing distribution channels or inability to access new distribution channels; A reduction in assets under our management on short notice, through increased redemptions in our distribution channels or our Funds, particularly those Funds with a high concentration of assets, or investors terminating their relationship with us or shifting their funds to other types of accounts with different rate structures; The adverse ruling or resolution of any litigation, regulatory investigations and proceedings, or securities arbitrations by a federal or state court or regulatory body; Changes in our business model, operations and procedures, including our methods of distributing our proprietary products, as a result of the Department of Labor’s new fiduciary rule; The introduction of legislative or regulatory proposals or judicial rulings that change the independent contractor classification of our financial advisors at the federal or state level for employment tax or other employee benefit purposes; A decline in the securities markets or in the relative investment performance of our Funds and other investment portfolios and products as compared to competing funds; Our inability to reduce expenses rapidly enough to align with declines in our revenues, the level of our assets under management or our business environment. Non-compliance with applicable laws or regulations and changes in current legal, regulatory, accounting, tax or compliance requirements or governmental policies; Our inability to attract and retain senior executive management and other key personnel to conduct our broker-dealer, fund management and investment advisory business; A failure in, or breach of, our operational or security systems or our technology infrastructure, or those of third parties on which we rely; and Our inability to implement new information technology and systems, or our inability to complete such implementation in a timely or cost effective manner. • • • • • • • • • The foregoing factors should not be construed as exhaustive and should be read together with other cautionary statements included in this and other reports and filings we make with the Securities and Exchange Commission, including the information in Item 1 "Business" and Item 1A "Risk Factors" of Part I and Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Part II to our Annual Report on Form 10-K for the year ended December 31, 2018 and as updated in our quarterly reports on Form 10-Q for the year ending December 31, 2019. All forward-looking statements speak only as of the date on which they are made and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law. 2 Waddell & Reed Financial, Inc. (01/19)

Firm Overview We work to consistently bring individual skills and innovative ideas together as we continue to adapt to a changing environment. Our distinct business model, refined across more than 80 years in the industry, is built upon a unique combination of manufacturing and distribution. mutual funds from affiliated and Broad product capabilities with an established distribution network: • • • • • • • • • Ivy Funds, open-end mutual funds Ivy High Income Opportunities Fund, closed-end mutual fund Ivy Variable Insurance Portfolios Model-Delivery SMAs Ivy InvestEd 529 Plan Ivy NextShares™ exchange-traded managed funds Institutional Separate Accounts Collective Investment Trusts Advisory Programs 3 Waddell & Reed Financial, Inc. (01/19) WEALTH MANAGER Nationally based independent financial advisors Breadth of products and services offered, including full service brokerage, advisory services, and unaffiliated asset managers ASSET MANAGER Skilled and proven investment management capabilities Targeted distribution of investment products to retail and institutional clients WDR Snapshot Stock Price / 52-Week Range1 $17.30 / $16.01 - $21.63 Total Shareholder Return2: WDR Asset Managers Russell 2000 Index 1-Year2-Year3-Year -8.68%15.07%3.39% -7.37%11.63%25.33% -5.72%12.48%38.94% Book Value / Share3 $11.48 Market Capitalization1 $1.3b Assets Under Management3 $71.7b Assets Under Administration3 $56.1b Return on Equity (QTD annualized) 3 14.97% Dividend Yield1 5.78% Corporate Cash and Investments3 $814m 1Market data through May 21, 2019 2Total shareholder return represents the total returns including both capital gains plus reinvested dividends for the periods represented through May 24, 2019. 3Financial information as of March 31, 2019

WDR Investment Highlights Diverse, High-Quality Product Offerings • • Diverse investment capabilities with strong performance in multiple strategies Progress on initiatives to improve product offerings, performance and distribution reach Effective and Long-Standing Distribution Capabilities • • Long-standing network of retail intermediaries National network of diverse and client-centric associated independent financial advisors Unique Business Model; Underlying Independent Wealth Manager Offering Synergy and Margin Opportunity • Robust wealth management practice with a comprehensive suite of product offerings and increasing fee-based advisory assets Significant progress made towards a fully independent wealth management platform • • • Strong balance sheet with ample liquidity Attractive dividend yield and opportunistic share buyback program Strong Financial Profile Underlying Growth Catalysts Taking Shape • Institutionalized approach to changing retail distribution landscape; well positioned to meet the changing demands of gatekeepers and decision makers Distribution model repositioned to take advantage of best opportunities • 4 Waddell & Reed Financial, Inc. (01/19)

Executing our organic STRENGTHEN INVESTMENT MANAGEMENT RESOURCES, PROCESSES AND RESULTS growth plans REINVIGORATE PRODUCT LINE AND SALES • Introduced seven equity strategies in a model-delivery format, providing the marketplace a new way to access existing strategies. Evaluated and realigned resources and sales incentives to provide optimal coverage in order to maximize sales among all distribution channels. Enhanced data strategy and sales training programs for distribution teams underway. • Continued investment performance improvement across 1-year, 3-year and 5-year periods. At March 31, 2019, 59% of our assets under management ranked in the top half of their Morningstar peer group over the most recent one-year period. Added nine investment analysts during 2018 with average experience of eight years. Continued realignment of portfolio management resources into teams. • • • • FOCUS INVESTMENT ON SUPPORT OF BUSINESS MODEL, IMPROVING OPERATING EFFICIENCY EVOLVE WEALTH MANAGER TO SELF-SUSTAINING, COMPETITIVE, PROFITABLE ENTITY • Advancing our culture through our core values and further investing in our people through areas such as talent management, employee experiences, diversity and inclusion and total rewards. Decreased controllable operating expenses nearly 8% from 2015, while making targeted investments in growth areas. Continued focus on strong expense control in 2019. Returned capital of $217.1 million through share repurchases and dividends in 2018. • Developing an integrated advisor technology platform in conjunction with leading financial services technology partners. • Expanded product offerings and partners, notably the • launch of a new advisory program and rollout of our custom practice development program “GPS”. Exiting field real-estate by the end of 2020, while enhancing our advisor payout grid to best-in-class. • • 5 Waddell & Reed Financial, Inc. (01/19)

Asset Management Business Overview Philip J. Sanders, CFA Chief Executive Officer, Chief Investment Officer - 30 years experience Daniel G. Scherman, CFA Chief Risk Officer, Independent Risk Management Group - 34 years experience Mark G. Beischel, CFA Global Director of Fixed Income - 25 years experience John E. Sundeen, CFA Chief Administrative Officer - Investments - 36 years experience Gilbert C. Scott, CFA Global Director Equity and Fixed Income Research - 27 years experience AUM BY CHANNEL (as of 3/31/19) TOP STRATEGIES BY AUM (as of 3/31/19) 91 INVESTMENT PROFESSIONALS (as of 3/31/19) Executives Portfolio Managers Asst. Portfolio Managers* Research Analysts Economists Derivatives Traders/Other 5 32 8 26 3 3 14 Science & Technology $ 8.1 6% Wealth Manager International Core Equity $ 6.8 Mid-Cap Growth $ 6.7 38% Unaffiliated 56% Large-Cap Growth $ 6.2 High Yield Fixed Income In billions $ 6.0 Institutional *Assistant Portfolio Managers also hold research responsibilities 6 Waddell & Reed Financial, Inc. (01/19) INVESTMENT TEAM LEADERSHIP AT A GLANCE •Active portfolio management across a variety of asset classes utilizing proprietary fundamental research • Ivy Funds, open-end mutual funds • Ivy High Income Opportunities Fund, closed-end mutual fund • Ivy Variable Insurance Portfolios • Model-Delivery SMAs • Ivy InvestEd 529 Plan • Ivy NextShares™ exchange-traded managed funds • Institutional Separate Accounts • Collective Investment Trusts •Continued investment performance improvement across 1-year, 3-year and 5-year periods. At March 31, 2019, 59% of our assets under management ranked in the top half of their Morningstar peer group over the most recent one-year period

Asset Management Assets Under Management • AUM levels stabilizing, less concentrated and more balanced across products $120 $80 • Deep experience with equity, multi-asset and high-yield strategies, which represent approximately 89% of AUM at 3/31/19 $4 $40 • Significant investment in portfolio management, research and risk management teams $0 20152016201720181Q19 In billions Unaffiliated Wealth Manager Institutional $120 $30 Sales Redemptions Net Flows $20 $10 $0 ($14) ($10) ($20) ($30) 2015 20162017 2018 1Q19 ($40) In billions Domestic Equity International EquityFixed IncomeMulti-Asset and Money Market In billions 7 Waddell & Reed Financial, Inc. (01/19) $20 $12$12$12 $2 ($11)($10) ($25) ($23)($22) ($34)($37) 2015201620172018 ($2) ($4) 1Q19 AUM by Asset Class $80 $40 $0 $28 $14 $10 $19 $16 $9 $17 $8 $15 $9 $14 $14 $9 $11 $48 $11 $41 $40 $37 $33 Net Flows $15 $43 $8 $6 $4 $42 $44 $40 $37 $46 $30 $31 $28 $25 AUM Trend Overview

Asset Management Performance 1-year 3-year 5-year 1-year 3-year 5-year 70% 70% 60% 60% 50% 50% 40% 40% 30% 30% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 % of Total Ending AUM by Morningstar • 1-year and 3-year performance for percentage of funds and percentage of assets ranked in top half steadily improving  • 5-year performance for the percentage of assets ranked in top half picking up; the outsized impact from 2016 is being overcome by recent performance improvement 1Q18 2Q18 3Q18 4Q18 1Q19 8 Waddell & Reed Financial, Inc. (01/19) Ivy Funds Morningstar Rankings Commentary Ivy Funds Morningstar Rankings % of Assets Ranked in Top Half Ivy Funds Morningstar Rankings % of Funds Ranked in Top Half

Asset Management Distribution Footprint Open-end Funds, Closed-end Fund, Variable Insurance Portfolios, Model-Delivery SMAs, 529 Plan, ETMFs, Institutional Separate Accounts, Collective Investment Trusts Ivy Distributors, Inc. Amy J. Scupham SVP Distribution, President IDI 21 years experience Professional Buyers Group Grant T. Cleghorn Global Head of Institutional Distribution 20 years experience National Channel Joseph M. Moran Head of Intermediary Distribution 27 years experience • “RIA-friendly” • Family Offices • Bank Trust Platforms Aggregators 9 Waddell & Reed Financial, Inc. (01/19) Institutional Insurance Consultant Relations DCIO RIA •Sub-Advisory •Corporate DB/DC •Public Pension •Foundations and Endowments •Taft Hartley •Charitable Trust •Insurance Providers •Annuity Providers •Centralized Research for: •Consultants •DC Aggregators •B/Ds •Insurance •Private Banks •RIA •Retirement Specialist Advisors •National and Regional Retirement Aggregators •DC Boutiques •Retirement •Independent RIAs B/Ds •RIA Aggregators Independent Regional Wirehouse •LPL •W&R, Inc. •Edward Jones •Raymond James •Ameriprise •Merrill Lynch •Morgan Stanley •UBS •Wells Fargo

Wealth Management Business Overview $60 $50 $40 $30 $20 $10 $0 2015 2016 2017 2018 1Q19 In billions Fee-Based Brokerage Advisors Licensed Associates Avg TGR per Advisor 2,100 450 400 350 300 250 200 150 100 50 - 1,800 + 1,500 $400K k to 999.9k 1,200 370 k to 749.9k 900 k to 499.9k 600 199.9k er 300 - 1Q18 2Q18 3Q18 4Q18 1Q19 1Q19 1Production per Adviser is calculated as trailing 12-month Total underwriting and distribution fees less “other” underwriting and distribution fess divided by the average number of Advisors. “Other” underwriting and distribution fees predominantly includes fees paid by Advisors for programs and services. Waddell & Reed Financial, Inc. (01/19) 10 Total Gross Revenue (in thousands) 20% 1M 750 500 200 0 to Oth 11% 16% 28% 10% 15% Avg Advisor Productivity1 327 339 351 344 1,170 1,130 1,074 1,060 997 Advisor Production Stratification Advisor Productivity $35 $32 $30 $33 $33 $24 $22 $21 $18 $18 AUA Fee-based vs Brokerage AT A GLANCE •Dually Registered Broker/Dealer and Registered Investment Adviser •Independent contractor model •Focus on growing AUA and driving profitability •Providing advisors with access to an attractive span of programs and services, including a diverse set of fee-based advisory programs •Continuing our development of efficient business processing platforms through best-in-class technologies •Enhanced recruiting package for new independent advisors who meet qualifying criteria

Wealth Management Continued progress towards fully independent wealth management platform May 2019 Advisor workstation (WaddellOne) launched 2018 eMoney and Envestnet applications launched 2016 Pershing platform launched April 2019 Additional 4 fund families added to MAP Navigator; brings total funds available to nearly 200 July 2017 SPA Program by Wilshire launched February 2019 Guided Investment Strategies launched May 2017 MAP Navigator launched with 5 fund families September 2017 Passive / Smart Beta funds added to advisory programs 2018 4 new fund families added to MAP Navigator 11 Waddell & Reed Financial, Inc. (01/19) Product Technology

Waddell & Reed Financial, Inc. Financial Summary $80 $0.80 $60 $0.60 $40 $0.40 $0.20 $20 $0.00 $0 1Q18 2Q18 3Q18 4Q18 1Q19 In millions 1Q18 2Q18 3Q18 4Q18 1Q19 Project E & DOL costs $480 $470 $469 • Operating income shifting towards recurring revenue streams and streamlined operations $460 • Field real estate exit will shift approximately $20 million of costs from fixed costs to variable distribution costs $450 $440 $430 • Continued expense focus after reducing controllable expenses 8% since 2015; estimated 2019 controllable expenses reduced another 1% $420 $410 1 2015 2016 2017 2018 2019E In millions 12019 estimated controllable expenses defined as compensation, share-based compensation, general and administrative, occupancy, technology, and marketing and administration costs Waddell & Reed Financial, Inc. (01/19) 12 $476 $8 8% Decrease $461 $456 $440 $435 Commentary Controllable Expenses Pension gain $0.60 $0.16 $0.58 $0.56 $0.55 $0.44 $0.42 $60$58$59 $44 $36 Earnings Per Share Operating Income

Strong Capital Increased Flexibility Position Cash & Cash Equivalents 1 Seed Capital Corporate Investments • Ample liquidity with cash and investments of $814 million as of 3/31/19 $800 $600 • Balanced capital management program with attractive dividend and an opportunistic share buyback program $400 • As of 3/31/19, completed 78% of a $250 million share buyback program announced in 2017 $200 $-In millions 4Q18 1Excludes client restricted cash 1Q19 • Seed capital for products that further enhance our product offerings and distribution efforts 3% • High-quality, diversified investment portfolio primarily invested in investment grade corporate bonds (95%) with the remaining invested in commercial paper and US Treasury securities 4% AA+, 3% 4% 9% AA-, 4% 11% A+, 4% 25% A, 11% • Average duration at 1.5 years A-, 18% 18% • Stable yields; 1Q19 yield ~ 2.8% BBB+, 26% 26% BBB, 25% BBB-, 9% 13 Waddell & Reed Financial, Inc. (01/19) S&P Ratings of Corporate Bond Portfolio 1Q19 Investment Portfolio 1Q19 $336 $350 $286 $288 $216 $176 Commentary Capital Position 1Q19

Growth Opportunities • Offer existing strategies in additional product structures and continued focus on improved performance • Continued focus on advisory programs to drive future sales and longer-term, relationship-based assets Product • Continued institutional approach and deployment of resources to best opportunities • Recruiting of productive advisors looking for a differentiated service model Distribution • Utilize capital to selectively add differentiated or complementary investment strategies • Seek recruiting opportunities and utilize capital to add independent wealth management business or groups of financial advisors that meet our productivity targets M&A • Enable a fully data-driven distribution strategy to direct resources to best sales opportunities • Enhanced advisor technology platform Technology 14 Waddell & Reed Financial, Inc. (01/19) Wealth Management Asset Management Area

WDR Management Team Mr. Phillip J. Sanders Chief Executive Officer and Chief Investment Officer Mr. Brent K. Bloss Executive Vice President and Chief Operating Officer Mr. Mark P. Buyle Senior Vice President, General Counsel, Chief Legal Officer and Secretary Mr. Benjamin R. Clouse Senior Vice President, Chief Financial Officer and Treasurer Mr. Shawn M. Mihal Senior Vice President – Broker-Dealer Mr. Christopher W. Rackers Senior Vice President and Chief Human Resources Officer Ms. Amy J. Scupham Senior Vice President - Distribution 15 Waddell & Reed Financial, Inc. (01/19)

Q&A 16 Waddell & Reed Financial, Inc. (01/19)